27. EMPLOYEE BENEFITS (Details 4) - BRL (R$) R$ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Employee Benefits Details 4Abstract
Cost of current service	R$ 1,169	R$ 1,285
Interest cost	304,132	322,359
Expected return on plan assets	(327,830)	(360,013)
Interest on the asset ceiling effect	16,340	26,843
Total	(6,189)	(9,526)
Total unrecognized costs / (income) (*)	0	6
Total costs / (income) recognized in the income statement	(6,189)	(9,532)
Total costs / (income), net (*)	R$ (6,189)	R$ (9,526)